UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 18, 2025

Getty Images Holdings, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41453	87-3764229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

605 5th Ave S. Suite 400

Seattle, WA 98104
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (206) 925-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	GETY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Exchange Offer and Consent Solicitation

On September 18, 2025, Getty Images, Inc., (the “Issuer”) a subsidiary of Getty Images Holdings, Inc. (the “Company”), announced the commencement of an offer to exchange (the “Exchange Offer”) any and all of its $300,000,000 aggregate principal amount of outstanding 9.750% Senior Notes due 2027 (the “Old Notes”) for newly issued 14.000% Senior Notes due 2028 (the “New Notes”), pursuant to a confidential Offering Memorandum and Consent Solicitation Statement (the “Offering Memorandum”). In conjunction with the Exchange Offer, the Issuer is soliciting consents (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture governing the Old Notes. The New Notes will be guaranteed by the subsidiaries that are guarantors of the Old Notes and will be unsecured senior obligations of the Issuer and the guarantors. No later than 20 business days following the consummation of the transaction contemplated by the Merger Agreement (as defined below), Shutterstock, Inc. (“Shutterstock”) and its subsidiaries will provide a guarantee of the New Notes. Holders who confirm their eligibility to participate in the Exchange Offer and Consent Solicitation and who tender any or all of their Old Notes on or prior to October 1, 2025 will be eligible to receive $1,000 principal amount of New Notes for each $1,000 principal amount of Old Notes tendered, and Holders who tender any or all of their Old Notes on or prior to October 17, 2025 will be eligible to receive $950 principal amount of New Notes for each $1,000 principal amount of Old Notes tendered. The three largest beneficial holders of Old Notes, collectively holding approximately 65% of the outstanding principal amount of the Old Notes, have provided indications of their intent (which are not binding agreements or commitments) to participate in the Exchange Offer and Consent Solicitation.The Exchange Offer and Consent Solicitation are subject to certain customary conditions, and certain other conditions including (i) that at least 95% of the outstanding aggregate principal amount of the Old Notes are validly tendered and not withdrawn in the Exchange Offer (unless waived with the consent of beneficial holders of 50.1% of the aggregate principal amount of the outstanding Old Notes) and (ii) that there be no amendments or waivers to the Merger Agreement after the commencement of the Exchange Offer and Consent Solicitation.

A copy of the press release announcing the Exchange Offer and Consent Solicitation is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Unaudited Pro Forma Condensed Combined Financial Information and Results of Operations

The following unaudited pro forma condensed combined financial information presents the financial information of the Company, adjusted to give effect to the planned acquisition of Shutterstock, pursuant to the Agreement and Plan of Merger, dated as of January 6, 2025 (the “Merger Agreement”), by and among the Company, Grammy Merger Sub 2, Inc., Grammy Merger Sub 3, LLC, Shutterstock, Grammy HoldCo, Inc. and Grammy Merger Sub One, Inc., and other significant corporate and financing transactions of the Company related thereto, as well as certain other significant pre-closing transactions completed by Shutterstock, to the extent not yet reflected in Shutterstock’s historical financial information.

●	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2025;

●	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2025;

●	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2024;

The unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results and financial position that would have been achieved had the merger and other significant transactions occurred on the dates indicated. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The unaudited pro forma condensed combined financial information, together with the notes thereto, is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Waiver of Merger Agreement Closing Condition

On September 18, 2025, Shutterstock irrevocably waived the condition set forth in Section 6.3(f) of the Merger Agreement with respect to the Company having amended or otherwise refinanced its existing term loans and senior notes to extend the maturity of each to no earlier than February 19, 2028. With respect to the Company’s existing term loans, in February 2025, the Company comprehensively refinanced its existing term loans to incur, through its Borrower subsidiaries Abe Investment Holdings, Inc. and the Issuer (collectively, the “Borrowers”), a new $580 million 5-year U.S. dollar term facility and a new €440 million 5-year euro term facility.

Forward Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that reflect management’s current expectations, plans, and assumptions that management has made in light of their experience in the industry, as well as their perceptions of historical trends, current conditions, expected future developments, and other factors they believe are appropriate under the circumstances and at such time. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plans and strategies. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” and other similar expressions or the negative of these words and phrases, other variations of these words and phrases or comparable terminology, but not all forward-looking statements include such identifying words.

These forward-looking statements are subject to and involve risks, uncertainties, and assumptions that may cause the Company’s actual results, performance, or achievements to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements. Important factors that could lead to such material differences include, but are not limited to, satisfaction of the conditions described in the Offering Memorandum.

You are cautioned not to place undue reliance on forward-looking statements, which represent management’s beliefs and assumptions only as of the date of this Current Report. Actual future results may differ materially from what the Company expects. Important factors that could cause actual results to differ materially from the Company’s expectations are discussed in the section entitled "Risk Factors" set forth in the Offering Memorandum, as well as under the heading "Risk Factors" included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission ("SEC"). These factors should not be considered exhaustive and should be read together with other cautionary statements included in the Company’s filings with the SEC.

The Company expressly disclaims any obligation to publicly update or revise any forward-looking statements contained in this Current Report, whether as a result of new information, future developments, or otherwise, except as required by applicable federal securities law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release announcing the commencement of the Exchange Offer and Consent Solicitation, dated September 18, 2025
99.2	Unaudited Pro Forma Condensed Combined Financial Information of Getty Images Holdings, Inc. and Shutterstock, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Getty Images Holdings, Inc.

By:	/s/ Kjelti Kellough
	Name:	Kjelti Kellough
	Title:	Senior Vice President, General Counsel, and Corporate Secretary

Date: September 18, 2025

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